SUNAMERICA SERIES TRUST
Supplement to the Prospectus Dated May 2, 2011
Effective December 23, 2011, Equity Index Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager is deleted in its entirety and replaced with the following:

	Portfolio Manager
Name	of the Portfolio Since	Title

Brendan Voege	2011	Portfolio Manager and Quantitative Analyst
Date: December 22, 2011